Exhibit 99.2

Draft 8/3/2011

Supplemental Schedules
Second Quarter 2011

Draft 8/3/2011

Quarterly Financial Highlights

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2010	2010	2010	2011	2011	2010	2011

Pre-tax Operating Income (Loss) *

Life Marketing	$35,755	$30,868	$40,169	$26,239	$33,704	$76,433	$59,943
Acquisitions	30,190	27,866	21,718	32,391	39,429	61,559	71,820
Annuities	605	22,704	12,405	13,085	24,375	18,792	37,460
Stable Value Products	10,979	8,339	8,862	9,195	19,142	22,006	28,337
Asset Protection	6,616	5,154	5,060	6,542	5,530	19,683	12,072
Corporate & Other	377	405	(9,703)	10,021	3,977	(15,755)	13,998
Total Pre-tax Operating Income	$84,522	$95,336	$78,511	$97,473	$126,157	$182,718	$223,630

Balance Sheet Data

Total GAAP Assets	$44,576,236	$45,932,314	$47,562,786	$48,295,466	$50,987,849
Total Protective Life Corporation’s Shareowners’ Equity	$3,085,599	$3,571,392	$3,331,087	$3,417,209	$3,605,238
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss))**	$2,908,109	$2,969,428	$3,037,833	$3,097,855	$3,154,309

Stock Data

Closing Price	$21.39	$21.76	$26.64	$26.55	$23.13
Average Shares Outstanding
Basic	86,562,379	86,603,569	86,600,622	86,603,228	86,346,216	86,531,461	86,474,012
Diluted	87,666,035	87,701,592	87,781,602	87,820,085	87,653,731	87,609,027	87,736,449

* “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 8/3/2011

Financial Strength Ratings as of June 30, 2011

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft 8/3/2011

GAAP Consolidated Statements of Income

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2010	2010	2010	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$679,241	$640,265	$677,116	$666,343	$716,586	$1,308,013	$1,382,929
Reinsurance Ceded	(379,729)	(334,040)	(388,742)	(331,808)	(364,248)	(685,558)	(696,056)
Net Premiums and Policy Fees	299,512	306,225	288,374	334,535	352,338	622,455	686,873
Net investment income	422,500	429,548	419,631	444,213	448,785	834,497	892,998
RIGL - Derivatives	(119,888)	(94,034)	98,745	(12,686)	(34,993)	(142,960)	(47,679)
RIGL - All Other Investments	67,704	110,787	(72,024)	4,472	58,917	115,603	63,389

OTTI losses	(36,683)	(12,898)	(3,904)	(16,021)	(15,632)	(58,539)	(31,653)
OTTI losses/(gains) recognized in OCI (before taxes)	19,885	5,283	(1,324)	10,358	6,145	29,872	16,503
Net OTTI losses recognized in earnings	(16,798)	(7,615)	(5,228)	(5,663)	(9,487)	(28,667)	(15,150)
Other income	59,072	58,190	61,284	72,209	87,224	102,944	159,433
Total Revenues	712,102	803,101	790,782	837,080	902,784	1,503,872	1,739,864

BENEFITS & EXPENSES
Benefits and settlement expenses	525,371	549,567	507,196	536,369	551,553	1,032,666	1,087,922
Amortization of deferred policy acquisition costs and value of business acquired	23,086	42,386	62,961	74,363	79,688	104,375	154,051
Other operating expenses	61,084	65,213	65,356	82,702	88,268	127,764	170,970
Interest expense - subsidiaries	5,183	6,073	6,244	6,666	7,108	7,341	13,774
Interest expense - holding company - other debt	23,517	23,463	23,494	23,484	23,493	47,188	46,977
Interest expense - holding company - hybrid securities	9,401	9,402	9,401	9,401	9,401	18,802	18,802
Total Benefits and Expenses	647,642	696,104	674,652	732,985	759,511	1,338,136	1,492,496

INCOME BEFORE INCOME TAX	64,460	106,997	116,130	104,095	143,273	165,736	247,368
Income tax expense	23,216	36,626	37,655	36,629	49,909	54,786	86,538
NET INCOME	41,244	70,371	78,475	67,466	93,364	110,950	160,830
Less: Net Income (loss) attributable to noncontrolling interests	(127)	(77)	(168)	(51)	296	(200)	245
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$41,371	$70,448	$78,643	$67,517	$93,068	$111,150	$160,585

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.62	$0.71	$0.62	$0.72	$0.94
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.52)	(0.67)	0.87	0.07	(0.24)
RIGL - All Other Investments	0.37	0.76	(0.59)	(0.02)	0.36
Net income available to PLC’s common shareowners-diluted	$0.47	$0.80	$0.90	$0.77	$1.06
Average shares outstanding-diluted	87,666,035	87,701,592	87,781,602	87,820,085	87,653,731
Dividends paid	$0.14	$0.14	$0.14	$0.14	$0.16
PER SHARE DATA FOR YTD
Operating income-diluted *	$1.39	$2.11	$2.73	$0.72	$1.66
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.77)	(1.43)	(0.56)	0.07	(0.18)
RIGL - All Other Investments	0.65	1.39	0.80	(0.02)	0.35
Net income available to PLC’s common shareowners-diluted	$1.27	$2.07	$2.97	$0.77	$1.83
Average shares outstanding-diluted	87,609,027	87,640,221	87,675,857	87,820,085	87,736,449
Dividends paid	$0.26	$0.40	$0.54	$0.14	$0.30

* “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 8/3/2011

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2010	2010	2010	2011	2011
ASSETS

Fixed maturities	$23,687,528	$24,838,626	$24,676,939	$24,676,049	$26,133,625
Equity securities	308,951	335,151	359,412	352,927	349,738
Mortgage loans	4,905,276	4,884,102	4,892,829	4,873,678	5,349,851
Investment real estate	22,431	24,669	25,340	21,884	23,737
Policy loans	775,105	767,214	793,448	784,320	881,757
Other long-term investments	182,075	256,093	276,337	276,291	297,825
Long-term investments	29,881,366	31,105,855	31,024,305	30,985,149	33,036,533
Short-term investments	972,804	483,698	352,824	406,676	134,698
Total investments	30,854,170	31,589,553	31,377,129	31,391,825	33,171,231
Cash	156,524	151,340	264,425	230,938	419,210
Accrued investment income	303,916	320,668	329,078	343,181	345,906
Accounts and premiums receivable	38,817	65,948	58,580	63,547	68,559
Reinsurance receivable	5,553,385	5,563,824	5,608,029	5,659,191	5,730,025
Deferred policy acquisition costs and value of business acquired	3,671,153	3,642,484	3,851,743	3,885,016	4,028,452
Goodwill	116,307	115,532	114,758	113,983	113,209
Property and equipment, net	37,831	37,722	39,386	42,585	43,142
Other assets	188,862	207,198	169,664	176,778	180,602
Current/Deferred income tax	43,609	2,438	45,582	29,422	39,936
Assets related to separate accounts
Variable annuity	3,307,239	3,899,308	5,170,193	5,797,956	6,291,158
Variable universal life	304,423	336,299	534,219	561,044	556,419

TOTAL ASSETS	$44,576,236	$45,932,314	$47,562,786	$48,295,466	$50,987,849

Draft 8/3/2011

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2010	2010	2010	2011	2011

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$17,679,905	$17,824,414	$18,530,564	$18,727,050	$20,619,144
Unearned premiums	1,258,161	1,305,092	1,182,828	1,201,591	1,225,066
Stable value product deposits	3,487,963	3,105,822	3,076,233	2,664,139	2,565,235
Annuity deposits	10,309,546	10,451,322	10,591,605	10,781,341	10,899,995
Other policyholders’ funds	551,860	577,275	578,037	557,378	589,879
Other liabilities	1,059,034	1,115,755	926,201	975,974	964,392
Mortgage loan backed certificates	85,873	74,324	61,678	51,540	42,862
Deferred income taxes	891,177	1,113,532	1,022,130	1,054,984	1,171,305
Non-recourse funding obligations	556,600	548,000	532,400	496,700	438,300
Debt	1,474,852	1,485,852	1,501,852	1,484,852	1,494,852
Subordinated debt securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	3,307,239	3,899,308	5,170,193	5,797,956	6,291,158
Variable universal life	304,423	336,299	534,219	561,044	556,419
TOTAL LIABILITIES	41,491,376	42,361,738	44,232,683	44,879,292	47,383,350

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	581,646	584,865	586,592	590,783	592,451
Treasury stock	(25,745)	(26,101)	(26,072)	(25,763)	(50,326)
Retained earnings	2,307,820	2,366,276	2,432,925	2,488,447	2,567,796
Accumulated other comprehensive income (loss)	177,490	601,964	293,254	319,354	450,929
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	3,085,599	3,571,392	3,331,087	3,417,209	3,605,238
Noncontrolling interest	(739)	(816)	(984)	(1,035)	(739)
TOTAL EQUITY	3,084,860	3,570,576	3,330,103	3,416,174	3,604,499
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$44,576,236	$45,932,314	$47,562,786	$48,295,466	$50,987,849

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$36.02	$41.69	$38.88	$39.87	$42.59
Less: Accumulated other comprehensive income (loss)	2.07	7.03	3.42	3.72	5.33
Excluding accumulated other comprehensive income (loss)*	$33.95	$34.66	$35.46	$36.15	$37.26

Total Protective Life Corporation’s Shareowners’ Equity	$3,085,599	$3,571,392	$3,331,087	$3,417,209	$3,605,238
Less: Accumulated other comprehensive income (loss)	177,490	601,964	293,254	319,354	450,929
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,908,109	$2,969,428	$3,037,833	$3,097,855	$3,154,309

Common shares outstanding	85,662,191	85,664,518	85,667,977	85,705,659	84,650,243
Treasury Stock shares	3,114,769	3,112,442	3,108,983	3,071,301	4,126,717

* “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 8/3/2011

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2010	2010	2010	2011	2011	2010	2011

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$41,371	$70,448	$78,643	$67,517	$93,068	$111,150	$160,585

Average shares outstanding-basic	86,562,379	86,603,569	86,600,622	86,603,228	86,346,216	86,531,461	86,474,012
Average shares outstanding-diluted	87,666,035	87,701,592	87,781,602	87,820,085	87,653,731	87,609,027	87,736,449

Net income available to PLC’s common shareowners per share-basic	$0.48	$0.81	$0.91	$0.78	$1.08	$1.28	$1.86
Net income available to PLC’s common shareowners per share-diluted	$0.47	$0.80	$0.90	$0.77	$1.06	$1.27	$1.83

Income from continuing operations	$41,371	$70,448	$78,643	$67,517	$93,068	$111,150	$160,585

EPS (basic)	$0.48	$0.81	$0.91	$0.78	$1.08	$1.28	$1.86
EPS (diluted)	$0.47	$0.80	$0.90	$0.77	$1.06	$1.27	$1.83

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(119,888)	$(94,034)	$98,745	$(12,686)	$(34,993)	$(142,960)	$(47,679)
Derivative activity related to Corporate Debt and Investments	(42)	(42)	(42)	—	—	(84)	—
Derivative activity related to Annuities	49,417	4,248	19,329	21,483	2,196	39,868	23,679
RIGL - All Other Investments	50,906	103,172	(77,252)	(1,191)	49,430	86,936	48,239
Related amortization of DAC & VOBA	(328)	(1,606)	(2,993)	(933)	187	(542)	(746)
	(19,935)	11,738	37,787	6,673	16,820	(16,782)	23,493
Tax effect	$6,977	(4,108)	(13,226)	(2,336)	(5,887)	5,873	(8,223)
	$(12,958)	$7,630	$24,561	$4,337	$10,933	$(10,909)	$15,270

RIGL - Derivatives per share-diluted	$(0.52)	$(0.67)	$0.87	$0.07	$(0.24)	$(0.77)	$(0.18)
RIGL - All Other Investments per share-diluted	$0.37	$0.76	$(0.59)	$(0.02)	$0.36	$0.65	$0.35

OPERATING INCOME PER SHARE *

Net income available to PLC’s common shareowners per share-diluted	$0.47	$0.80	$0.90	$0.77	$1.06	$1.27	$1.83
Less: RIGL - Derivatives per share-diluted	(0.52)	(0.67)	0.87	0.07	(0.24)	(0.77)	(0.18)
Less: RIGL - All Other Investments per share-diluted	0.37	0.76	(0.59)	(0.02)	0.36	0.65	0.35
Operating income per share-diluted	$0.62	$0.71	$0.62	$0.72	$0.94	$1.39	$1.66

NET OPERATING INCOME *

Net income available to PLC’s common shareowners	$41,371	$70,448	$78,643	$67,517	$93,068	$111,150	$160,585
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(45,833)	(58,388)	76,721	5,718	(21,318)	(67,064)	(15,600)
Less: RIGL - All Other Investments net of tax and amortization	32,877	66,018	(52,159)	(1,381)	32,251	56,157	30,870
Net operating income	$54,327	$62,818	$54,081	$63,180	$82,135	$122,057	$145,315

PRE-TAX OPERATING INCOME **

Income before income tax and discontinued operations	$64,461	$106,997	$116,130	$104,095	$143,273	$165,736	$247,368
Less: RIGL - Derivatives	(119,888)	(94,034)	98,745	(12,686)	(34,993)	(142,960)	(47,679)
Less: Derivative activity related to corporate debt, investments & annuities ***	49,375	4,206	19,287	21,483	2,196	39,784	23,679
Less: RIGL - All Other Investments	50,906	103,172	(77,252)	(1,191)	49,430	86,936	48,239
Less: Related amortization of DAC & VOBA	(328)	(1,606)	(2,993)	(933)	187	(542)	(746)
Less: Minority Interest	(126)	(77)	(168)	(51)	296	(200)	245
Pre-tax operating income	$84,522	$95,336	$78,511	$97,473	$126,157	$182,718	$223,630

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

*** Includes derivative (gains) / losses

Draft 8/3/2011

Invested Asset Summary

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2010	2010	2010	2011	2011

Total Portfolio

Fixed Maturities	$23,687.5	$24,838.6	$24,676.9	$24,676.0	$26,133.6	79%
Mortgage Loans	4,905.3	4,884.1	4,892.8	4,873.7	5,349.9	16%
Investment Real Estate	22.4	24.7	25.4	21.9	23.7	0%
Equity Securities	309.0	335.2	359.4	352.9	349.7	1%
Policy Loans	775.1	767.2	793.5	784.3	881.8	3%
Short-Term Investments	972.8	483.7	352.8	406.7	134.7	0%
Other Long-Term Investments	182.1	256.1	276.3	276.3	297.8	1%
Total Invested Assets	$30,854.2	$31,589.6	$31,377.1	$31,391.8	$33,171.2	100%

% Total Portfolio by Asset Type as of 6/30/11

Draft 8/3/2011

Invested Asset Summary - Fixed Income

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2010	2010	2010	2011	2011

Fixed Income

Corporate Bonds	$15,950.7	$17,255.7	$17,433.7	$17,669.2	$18,762.9	72%
Residential Mortgage-Backed Securities	3,511.4	3,363.0	2,979.8	2,697.7	2,838.7	11%
Commercial Mortgage-Backed Securities	297.0	312.2	312.6	316.4	457.5	2%
Other Asset-Backed Securities	951.6	877.2	927.1	952.5	905.8	3%
U.S. Government-related Securities	1,824.2	1,718.5	1,572.1	1,622.3	1,532.0	6%
Other Government-related Securities	368.8	362.0	327.8	277.2	253.5	1%
States, Municipals and Political Subdivisions	783.8	950.0	1,123.8	1,140.7	1,383.2	5%
Total Fixed Income Portfolio	$23,687.5	$24,838.6	$24,676.9	$24,676.0	$26,133.6	100%

Fixed Income - Quality

AAA	18.9%	17.3%	17.0%	16.8%	17.2%
AA	4.6%	4.7%	4.8%	4.9%	5.4%
A	17.4%	17.8%	17.9%	18.3%	21.1%
BBB	45.1%	46.6%	47.8%	47.9%	46.0%
Below investment grade	14.0%	13.6%	12.5%	12.1%	10.3%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior periods restated to be consistent with current quarter presentation.

Draft 8/3/2011

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2010	2010	2010	2011	2011

NAIC Rating
1	51.76%	50.62%	52.63%	52.50%	55.32%
2	40.13%	41.93%	41.80%	42.31%	40.33%
3	5.17%	4.81%	2.83%	2.79%	2.31%
4	1.84%	1.62%	1.52%	1.18%	1.01%
5	1.02%	0.94%	1.04%	0.72%	0.87%
6	0.08%	0.08%	0.18%	0.50%	0.16%

	100.00%	100.00%	100.00%	100.00%	100.00%

BIG (using NAIC 3-6)	8.11%	7.45%	5.57%	5.19%	4.35%

Note:  NAIC Ratings reflect statutory carrying values

Draft 8/3/2011

Invested Asset Summary - Mortgages

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2010	2010	2010	2011	2011

Mortgage Loans - Type

Retail	66.3%	66.3%	66.2%	66.6%	64.4%
Apartments	11.6%	12.2%	12.2%	11.9%	11.4%
Office Buildings	13.0%	12.9%	12.7%	12.6%	14.1%
Warehouses	7.1%	7.2%	7.0%	6.9%	8.0%
Miscellaneous	2.0%	1.4%	1.9%	2.0%	2.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$21.0	$—	$—	$—	$10.3
90 Days Past Due	8.2	16.5	12.7	12.5	15.7
Renegotiated Loans	35.7	35.7	16.1	16.1	16.1
Foreclosed Real Estate	0.7	3.3	4.8	1.6	1.7
	$65.6	$55.5	$33.6	$30.2	$43.8 (1)

(1)  Includes $16.1 million of loans being restructured under the terms of a pooling and servicing agreement.

Draft 8/3/2011

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2010	2010	2010	2011	2011

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$17.4	$14.8	$10.7	$7.9	$3.0
AA	6.4	1.3	1.0	0.7	—
A	12.6	—	—	—	—
BBB	65.0	47.5	46.3	13.2	6.0
Below investment grade	80.0	69.3	61.4	48.1	20.7
Total	$181.4	$132.9	$119.4	$69.9	$29.7

Modco Trading Portfolio

Rating
AAA	$919.9	$898.2	$816.1	$806.8	$803.6
AA	133.7	182.0	177.4	207.9	226.0
A	565.2	636.7	584.4	557.9	615.6
BBB	978.2	996.3	1,008.9	964.5	990.0
Below investment grade	275.8	292.7	269.7	242.4	221.9
Short-term investments	130.5	71.5	114.3	155.4	102.2
Total	$3,003.3	$3,077.4	$2,970.8	$2,934.9	$2,959.3

Draft 8/3/2011

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of June 30, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$0.2	$—	$—	$1.4	$—	$1.6
AA	0.1	—	—	—	—	0.1
A	3.8	—	—	—	—	3.8
BBB	17.7	—	—	—	—	17.7
Below investment grade	356.0	—	—	—	—	356.0
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$377.8	$—	$—	$1.4	$—	$379.2

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$—	$—	$—	$—	$—	$—
AA	—	—	—	—	—	—
A	—	—	—	—	—	—
BBB	2.0	—	—	—	—	2.0
Below investment grade	(38.2)	—	—	—	—	(38.2)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(36.2)	$—	$—	$—	$—	$(36.2)

Draft 8/3/2011

Invested Asset Summary - MBS - Sub-prime

Mortgage-backed Securities Collateralized by Sub-prime Loans as of June 30, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$0.1	$—	$—	$—	$—	$0.1
AA	6.7	—	—	—	—	6.7
A	6.3	—	—	—	—	6.3
BBB	11.7	—	—	—	—	11.7
Below investment grade	38.6	—	—	—	—	38.6
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$63.4	$—	$—	$—	$—	$63.4

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$—	$—	$—	$—	$—	$—
AA	(0.1)	—	—	—	—	(0.1)
A	(0.3)	—	—	—	—	(0.3)
BBB	(0.3)	—	—	—	—	(0.3)
Below investment grade	(25.3)	—	—	—	—	(25.3)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(26.0)	$—	$—	$—	$—	$(26.0)

Draft 8/3/2011

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of June 30, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$808.9	$—	$70.1	$250.4	$200.3	$1,329.7
AA	57.4	—	—	—	—	57.4
A	67.6	—	—	—	—	67.6
BBB	51.0	—	—	—	—	51.0
Below investment grade	890.4	—	—	—	—	890.4
Total mortgage-backed securities collateralized by prime loans	$1,875.3	$—	$70.1	$250.4	$200.3	$2,396.1

Includes $1.2 billion of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$52.5	$—	$1.4	$0.3	$(0.1)	$54.1
AA	0.6	—	—	—	—	0.6
A	0.1	—	—	—	—	0.1
BBB	0.1	—	—	—	—	0.1
Below investment grade	(28.4)	—	—	—	—	(28.4)
Total mortgage-backed securities collateralized by prime loans	$24.9	$—	$1.4	$0.3	$(0.1)	$26.5

Draft 8/3/2011

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of June 30, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$170.2	$46.5	$5.7	$104.8	$82.7	$409.9
AA	7.5	—	—	2.9	9.3	19.7
A	5.5	—	—	—	22.4	27.9
Total commercial mortgage-backed securities	$183.2	$46.5	$5.7	$107.7	$114.4	$457.5

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$4.1	$2.4	$—	$0.4	$(0.9)	$6.0
AA	(0.4)	—	—	—	0.1	(0.3)
A	—	—	—	—	—	—
Total commercial mortgage-backed securities	$3.7	$2.4	$—	$0.4	$(0.8)	$5.7

Draft 8/3/2011

Invested Asset Summary - ABS*

Other Asset-backed Securities* as of June 30, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$763.7	$—	$19.7	$32.0	$9.1	$824.5
AA	28.1	—	—	—	—	28.1
A	4.4	—	—	—	33.0	37.4
BBB	5.3	—	—	—	—	5.3
Below investment grade	10.5	—	—	—	—	10.5
Total other asset-backed securities	$812.0	$—	$19.7	$32.0	$42.1	$905.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(19.6)	$—	$—	$—	$—	$(19.6)
AA	2.7	—	—	—	—	2.7
A	0.3	—	—	—	—	0.3
BBB	(0.2)	—	—	—	—	(0.2)
Below investment grade	(11.2)	—	—	—	—	(11.2)
Total other asset-backed securities	$(28.0)	$—	$—	$—	$—	$(28.0)

*  Excludes Residential and Commercial mortgage-backed securities

Draft 8/3/2011

Life Marketing Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2010	2010	2010	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$407,900	$379,745	$414,729	$393,665	$406,566	$781,290	$800,231
Reinsurance Ceded	(227,543)	(190,877)	(244,340)	(198,086)	(219,292)	(404,295)	(417,378)
Net Premiums and Policy Fees	180,357	188,868	170,389	195,579	187,274	376,995	382,853
Net investment income	94,763	96,977	105,177	106,627	110,230	185,907	216,857
Other income	23,008	24,141	26,708	28,131	28,923	44,230	57,054
Total Revenues	298,128	309,986	302,274	330,337	326,427	607,132	656,764

BENEFITS & EXPENSES
Benefits and settlement expenses	217,032	260,177	224,000	245,162	236,439	437,588	481,601
Amortization of deferred policy acquisition costs and value of business acquired	30,892	1,172	25,221	35,569	31,989	64,970	67,558
Other operating expenses	14,449	17,769	12,884	23,367	24,295	28,141	47,662
Total Benefits and Expenses	262,373	279,118	262,105	304,098	292,723	530,699	596,821

INCOME BEFORE INCOME TAX	$35,755	$30,868	$40,169	$26,239	$33,704	$76,433	$59,943

Life Marketing Key Data

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2010	2010	2010	2011	2011	2010	2011

SALES BY PRODUCT
Traditional	$17,626	$8,291	$3,419	$1,863	$1,305	$38,391	$3,168
Universal life	23,313	29,553	39,039	35,945	32,988	44,576	68,933
Bank-owned life insurance	1,974	1,987	3,197	4,661	3,460	2,914	8,121
Total	$42,913	$39,831	$45,655	$42,469	$37,753	$85,881	$80,222

SALES BY DISTRIBUTION
Brokerage general agents	$26,654	$24,033	$24,550	$24,520	$21,183	$53,005	$45,703
Independent agents	6,254	5,369	6,524	4,723	4,507	12,945	9,230
Stockbrokers/banks	8,031	8,425	11,206	8,343	8,427	17,002	16,770
BOLI/other	1,974	2,004	3,375	4,883	3,636	2,929	8,519
Total	$42,913	$39,831	$45,655	$42,469	$37,753	$85,881	$80,222

Draft 8/3/2011

Annuities Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2010	2010	2010	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$9,800	$11,086	$13,125	$14,923	$16,709	$18,575	$31,632
Reinsurance Ceded	(38)	(41)	(20)	(21)	(17)	(75)	(38)
Net Premiums and Policy Fees	9,762	11,045	13,105	14,902	16,692	18,500	31,594
Net investment income	118,719	122,662	124,686	124,356	128,202	234,916	252,558
RIGL - Derivatives	(49,417)	(4,248)	(19,329)	(21,483)	(2,196)	(39,868)	(23,679)
RIGL - All Other Investments	(524)	3,610	6,987	999	(2,215)	(422)	(1,216)
Other income	6,935	8,060	9,603	11,358	13,119	12,929	24,477
Total Revenues	85,475	141,129	135,052	130,132	153,602	226,055	283,734

BENEFITS & EXPENSES
Benefits and settlement expenses	114,534	98,023	100,657	96,247	99,856	208,775	196,103
Amortization of deferred policy acquisition costs and value of business acquired	(37,549)	8,616	6,080	7,072	18,161	(17,878)	25,233
Other operating expenses	9,003	8,789	10,528	12,963	13,068	17,453	26,031
Total Benefits and Expenses	85,988	115,428	117,265	116,282	131,085	208,350	247,367

INCOME (LOSS) BEFORE INCOME TAX	(513)	25,701	17,787	13,850	22,517	17,705	36,367

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(49,417)	(4,248)	(19,329)	(21,483)	(2,196)	(39,868)	(23,679)
Add back: Derivative activity related to annuities	(49,417)	(4,248)	(19,329)	(21,483)	(2,196)	(39,868)	(23,679)
Less: RIGL - All Other Investments	(524)	3,610	6,987	999	(2,215)	(422)	(1,216)
Add back: Amortization related to benefit and settlement expenses	—	—	—	5	12	—	17
Add back: Related amortization of DAC	594	613	1,605	229	(369)	665	(140)

PRE-TAX OPERATING INCOME	$605	$22,704	$12,405	$13,085	$24,375	$18,792	$37,460

Annuities Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2010	2010	2010	2011	2011	2010	2011

SALES
Variable Annuity	$412,789	$436,350	$515,678	$607,795	$669,021	$762,725	$1,276,816
Immediate Annuity	13,270	20,949	20,801	19,194	14,200	22,617	33,394
Single Premium Deferred Annuity	261,673	194,919	120,135	246,942	212,323	445,501	459,265
Market Value Adjusted Annuity	50,057	24,951	5,045	42,950	18,989	74,770	61,939
Equity Indexed Annuity	299	66	100	178	291	440	469
Total	$738,088	$677,235	$661,759	$917,059	$914,824	$1,306,053	$1,831,883

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$(7,762)	$8,792	$2,487	$60	$12,168	$3,948	$12,228
Fixed Annuity	8,367	13,912	9,918	13,025	12,207	14,844	25,232
Total	$605	$22,704	$12,405	$13,085	$24,375	$18,792	$37,460

DEPOSIT BALANCE
VA Fixed Annuity	$382,064	$433,120	$451,918	$493,686	$541,252
VA Separate Account Annuity	3,177,824	3,765,148	4,429,084	5,058,135	5,579,541
Sub-total	3,559,888	4,198,268	4,881,002	5,551,821	6,120,793
Fixed Annuity	7,599,107	7,715,622	7,758,905	7,931,246	8,035,741
Total	$11,158,995	$11,913,890	$12,639,907	$13,483,067	$14,156,534

Draft 8/3/2011

Stable Value Products Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2010	2010	2010	2011	2011	2010	2011

REVENUES
Net investment income	$45,724	$41,100	$38,083	$36,104	$39,376	$92,144	$75,480
RIGL - Derivatives	(696)	26	427	645	(617)	(336)	28
RIGL - All Other Investments	(7,755)	905	2,113	7,967	7,661	(6,579)	15,628
Other income	—	—	—	(1)	1	—	—
Total Revenues	37,273	42,031	40,623	44,715	46,421	85,229	91,136

BENEFITS & EXPENSES
Benefits and settlement expenses	32,972	30,442	26,220	22,790	19,381	66,703	42,171
Amortization of deferred policy acquisition costs and value of business acquired	882	1,398	2,171	3,547	286	1,861	3,833
Other operating expenses	891	921	830	571	568	1,574	1,139
Total Benefits and Expenses	34,745	32,761	29,221	26,908	20,235	70,138	47,143

INCOME BEFORE INCOME TAX	2,528	9,270	11,402	17,807	26,186	15,091	43,993

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(696)	26	427	645	(617)	(336)	28
Less: RIGL-All Other Investments	(7,755)	905	2,113	7,967	7,661	(6,579)	15,628

PRE-TAX OPERATING INCOME	$10,979	$8,339	$8,862	$9,195	$19,142	$22,006	$28,337

Stable Value Products Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2010	2010	2010	2011	2011	2010	2011
SALES
GIC	$6,500	$66,477	$58,635	$74,658	$161,137	$7,500	$235,795
GFA - Direct Institutional	250,000	—	225,000	—	100,000	400,000	100,000
Total	$256,500	$66,477	$283,635	$74,658	$261,137	$407,500	$335,795

DEPOSIT BALANCE
Quarter End Balance	$3,488,175	$3,105,822	$3,076,233	$2,664,139	$2,565,235
Average Daily Balance	$3,497,115	$3,331,250	$3,000,692	$2,750,596	$2,450,620

OPERATING SPREAD	1.26%	1.00%	1.18%	1.34%	3.12%

ADJUSTED OPERATING SPREAD (1)	1.07%	0.99%	1.18%	1.31%	1.97%

(1) Excludes participating mortgage loan income and bank loan participation fee income

Draft 8/3/2011

Asset Protection Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2010	2010	2010	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$76,984	$75,601	$73,731	$71,606	$72,333	$156,499	$143,939
Reinsurance Ceded	(34,654)	(34,826)	(33,153)	(31,813)	(32,253)	(70,560)	(64,066)
Net Premiums and Policy Fees	42,330	40,775	40,578	39,793	40,080	85,939	79,873
Net investment income	7,316	7,065	6,942	6,984	6,788	14,813	13,772
Other income	18,123	19,916	17,650	21,126	22,909	33,448	44,035
Total Revenues	67,769	67,756	65,170	67,903	69,777	134,200	137,680

BENEFITS & EXPENSES
Benefits and settlement expenses	26,836	28,942	25,302	23,866	25,147	45,592	49,013
Amortization of deferred policy acquisition costs and value of business acquired	12,807	12,250	12,175	11,214	10,847	25,582	22,061
Other operating expenses	21,627	21,487	22,801	26,332	27,957	43,534	54,289
Total Benefits and Expenses	61,270	62,679	60,278	61,412	63,951	114,708	125,363

INCOME BEFORE INCOME TAX	6,499	5,077	4,892	6,491	5,826	19,492	12,317
Less: noncontrolling interests	(117)	(77)	(168)	(51)	296	(191)	245
OPERATING INCOME	$6,616	$5,154	$5,060	$6,542	$5,530	$19,683	$12,072

Asset Protection Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2010	2010	2010	2011	2011	2010	2011

SALES
Credit insurance	$9,693	$10,099	$8,735	$8,766	$9,650	$17,385	$18,416
Service contracts	65,353	71,384	62,710	64,178	79,142	117,892	143,320
Other products	13,363	15,861	13,806	17,244	20,116	24,822	37,360
Total	$88,409	$97,344	$85,251	$90,188	$108,908	$160,099	$199,096

Draft 8/3/2011

Acquisitions Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2010	2010	2010	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$178,389	$167,985	$169,754	$180,494	$215,533	$339,110	$396,027
Reinsurance Ceded	(117,492)	(108,296)	(111,229)	(101,794)	(112,681)	(210,626)	(214,475)
Net Premiums and Policy Fees	60,897	59,689	58,525	78,700	102,852	128,484	181,552
Net investment income	116,748	114,045	112,509	117,938	132,710	232,149	250,648
RIGL - Derivatives	(62,593)	(85,352)	112,021	7,480	(28,858)	(92,656)	(21,378)
RIGL - All Other Investments	61,152	97,784	(87,411)	(5,274)	34,676	105,671	29,402
Other income	1,375	2,011	1,227	1,279	1,391	2,648	2,670
Total Revenues	177,579	188,177	196,871	200,123	242,771	376,296	442,894

BENEFITS & EXPENSES
Benefits and settlement expenses	127,554	125,234	126,171	142,481	164,906	261,028	307,387
Amortization of deferred policy acquisition costs and value of business acquired	15,602	18,551	16,919	16,603	18,053	28,940	34,656
Other operating expenses	5,408	5,087	8,841	7,141	14,735	11,631	21,876
Total Benefits and Expenses	148,564	148,872	151,931	166,225	197,694	301,599	363,919

INCOME BEFORE INCOME TAX	29,015	39,305	44,940	33,898	45,077	74,697	78,975

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(62,593)	(85,352)	112,021	7,480	(28,858)	(92,656)	(21,378)
Less: RIGL - All Other Investments	61,152	97,784	(87,411)	(5,274)	34,676	105,671	29,402
Add back: Related amortization of deferred policy acquisition costs and value of business acquired	(266)	993	1,388	699	170	(123)	869

PRE-TAX OPERATING INCOME	$30,190	$27,866	$21,718	$32,391	$39,429	$61,559	$71,820

Draft 8/3/2011

Corporate & Other Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2010	2010	2010	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$6,168	$5,848	$5,777	$5,655	$5,445	$12,539	$11,100
Reinsurance Ceded	(2)	—	—	(94)	(5)	(2)	(99)
Net Premiums and Policy Fees	6,166	5,848	5,777	5,561	5,440	12,537	11,001
Net investment income	39,230	47,699	32,234	52,204	31,479	74,568	83,683
RIGL - Derivatives	(7,182)	(4,460)	5,626	672	(3,322)	(10,100)	(2,650)
RIGL - All Other Investments	(1,967)	873	1,059	(4,883)	9,308	(11,734)	4,425
Other income	9,631	4,062	6,096	10,316	20,881	9,689	31,197
Total Revenues	45,878	54,022	50,792	63,870	63,786	74,960	127,656

BENEFITS & EXPENSES
Benefits and settlement expenses	6,443	6,749	4,846	5,823	5,824	12,980	11,647
Amortization of deferred policy acquisition costs and value of business acquired	452	399	395	358	352	900	710
Other operating expenses	47,807	50,098	48,611	51,879	47,647	98,762	99,526
Total Benefits and Expenses	54,702	57,246	53,852	58,060	53,823	112,642	111,883

INCOME (LOSS) BEFORE INCOME TAX	(8,824)	(3,224)	(3,060)	5,810	9,963	(37,682)	15,773

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(7,182)	(4,460)	5,626	672	(3,322)	(10,100)	(2,650)
Less: RIGL-All Other Investments	(1,967)	873	1,059	(4,883)	9,308	(11,734)	4,425
Add back: Derivative activity related to corporate debt and investments	42	42	42	—	—	84	—
Less: noncontrolling interests	(10)	—	—	—	—	(9)	—

PRE-TAX OPERATING INCOME (LOSS)	$377	$405	$(9,703)	$10,021	$3,977	$(15,755)	$13,998

Draft 8/3/2011

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax excluding net realized investment gains (losses) (net of the related amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) and participating income from real estate ventures), and the cumulative effect of any change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses), but are considered part of consolidated and segment operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income. Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 8/3/2011

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	2ND QTR	2ND QTR	6 MOS
(Unaudited)	2010	2011	2010	2011

Life Marketing	$35,755	$33,704	$76,433	$59,943
Acquisitions	30,190	39,429	61,559	71,820
Annuities	605	24,375	18,792	37,460
Stable Value Products	10,979	19,142	22,006	28,337
Asset Protection	6,616	5,530	19,683	12,072
Corporate & Other	377	3,977	(15,755)	13,998

Total Pre-tax operating income	84,522	126,157	182,718	223,630

Realized Investment Gains (Losses) - Investments	50,578	49,617	86,394	47,493
Realized Investment Gains (Losses) - Derivatives	(70,513)	(32,797)	(103,176)	(24,000)
Income Tax Expense	(23,216)	(49,909)	(54,786)	(86,538)

Net income available to PLC’s common shareowners	$41,371	$93,068	$111,150	$160,585

Draft 8/3/2011

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2010	2010	2010	2011	2011	2010	2011

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.62	$0.71	$0.62	$0.72	$0.94	$1.39	$1.66
RIGL - Derivatives per share-diluted	(0.52)	(0.67)	0.87	0.07	(0.24)	(0.77)	(0.18)
RIGL - All Other Investments-diluted	0.37	0.76	(0.59)	(0.02)	0.36	0.65	0.35
Net income available to PLC’s common shareowners per share-diluted	$0.47	$0.80	$0.90	$0.77	$1.06	$1.27	$1.83

Draft 8/3/2011

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2010	2010	2010	2011	2011

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$36.02	$41.69	$38.88	$39.87	$42.59
Less: Accumulated other comprehensive income (loss)	2.07	7.03	3.42	3.72	5.33
Excluding accumulated other comprehensive income (loss)	$33.95	$34.66	$35.46	$36.15	$37.26

Draft 8/3/2011

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended June 30, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2010	12/31/2010	3/31/2011	6/30/2011	6/30/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$70,448	$78,643	$67,517	$93,068	$309,676
Less:
Realized investment gains (losses), net of income tax
Investments	67,062	(50,214)	(774)	32,129	48,203
Derivatives	(58,361)	76,748	5,718	(21,318)	2,787
Related amortization of DAC and VOBA, net of income tax	(1,044)	(1,945)	(607)	122	(3,474)
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	27	27	—	—	54
Operating Income	$62,818	$54,081	$63,180	$82,135	$262,214

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2010	$3,085,599	$177,490	$2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
December 31, 2010	3,331,087	293,254	3,037,833
March 31, 2011	3,417,209	319,354	3,097,855
June 30, 2011	3,605,238	450,929	3,154,309
Total			$15,167,534

Average			$3,033,507

Operating Income Return on Average Equity			8.6%

Draft 8/3/2011

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended June 30, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2009	12/31/2009	3/31/2010	6/30/2010	6/30/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$27,585	$131,011	$69,779	$41,371	$269,746
Less:
Realized investment gains (losses), net of income tax
Investments	87,495	(6,251)	23,420	33,089	137,753
Derivatives	(108,339)	2,692	(21,204)	(45,806)	(172,657)
Related amortization of DAC and VOBA, net of income tax	507	2,313	(140)	(212)	2,468
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	—	—	27	27	54
Operating Income	$47,922	$132,257	$67,730	$54,327	$302,236

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2009	$1,628,375	$(1,031,719)	$2,660,094
September 30, 2009	2,302,799	(375,472)	2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
Total			$13,923,213

Average			$2,784,643

Operating Income Return on Average Equity			10.9%

Draft 8/3/2011

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended June 30, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2010	12/31/2010	3/31/2011	6/30/2011	6/30/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$70,448	$78,643	$67,517	$93,068	$309,676

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2010	$3,085,599	$177,490	$2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
December 31, 2010	3,331,087	293,254	3,037,833
March 31, 2011	3,417,209	319,354	3,097,855
June 30, 2011	3,605,238	450,929	3,154,309
Total			$15,167,534

Average			$3,033,507

Net income available to PLC’s common shareowners Return on Average Equity			10.2%

Draft 8/3/2011

Calculation of Net Income available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended June 30, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2009	12/31/2009	3/31/2010	6/30/2010	6/30/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$27,585	$131,011	$69,779	$41,371	$269,746

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2009	$1,628,375	$(1,031,719)	$2,660,094
September 30, 2009	2,302,799	(375,472)	2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
Total			$13,923,213

Average			$2,784,643

Net income available to PLC’s common shareowners Return on Average Equity			9.7%